Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Virginia Saving Bancorp, Inc. (the “Registrant”) for the period ended September 30, 2009 as filed with the Securities and Exchange Commission (the “Report”) the undersigned executive officers of the Registrant hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ W. Michael Funk
Name:	W. Michael Funk
Title:	President & Chief Executive Officer

/s/ Noel F. Pilon
Name:	Noel F. Pilon
Title:	Senior Vice President & Chief Financial Officer

November 16, 2009

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